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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

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                                      FORM 8-K


                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934




                                   JUNE 28, 1999
                  Date of report (Date of earliest event reported)


                             DELTA BEVERAGE GROUP, INC.
                 (Exact Name of Registrant as Specified in Charter)



            DELAWARE                __________               75-2048317
  (State or Other Jurisdiction     (Commission             (IRS Employer
       of Incorporation)           File Number)        Identification Number)




                                  2221 DEMOCRAT ROAD
                               MEMPHIS, TENNESSEE 38132
             (Address of Principal Executive Offices, including Zip Code)




                                    (901) 344-7100
                 (Registrant's Telephone Number, including Area Code)

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ITEM 5    OTHER EVENTS

     Reference is made to the press release issued to the public by Delta Beverage Group, Inc. on June 25, 1999, and attached hereto as an exhibit, relating to the agreement in principle to combine with Pepsi-Cola Puerto Rico Bottling Company. Completion of the transaction is subject to a number of conditions, including approval by the shareholders of Pepsi-Cola Puerto Rico Bottling Company, the negotiation of final agreements and franchisor consents.

ITEM 7    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

          99.1   Press release, dated June 25, 1999.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on June 28, 1999.

                          DELTA BEVERAGE GROUP, INC.


                          By: /s/ John F. Bierbaum
                             -----------------------------------------
                                  John F. Bierbaum
                                  Chief Financial Officer and
                                  Director


                                      3
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                                 EXHIBIT INDEX
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EXHIBIT
NUMBER    DESCRIPTION
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
99.1      Press release, dated June 25, 1999.

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